UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 30, 2006


                               HUGHES SUPPLY, INC.
             (Exact name of registrant as specified in its charter)


           FLORIDA                     001-08772                  59-0559446
(State or other jurisdiction of       (Commission               (IRS Employer
         incorporation)               File Number)           Identification No.)


    ONE HUGHES WAY, ORLANDO, FLORIDA                              32805
(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (407) 841-4755

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

On January 30, 2006, Hughes Supply, Inc. (the "Company") issued a press release updating its previously announced earnings guidance for its fiscal year ended January 31, 2006. The press release is furnished as Exhibit 99.1 and incorporated herein by reference.

On January 27, 2006, the Company filed a preliminary proxy statement in connection with its previously announced merger agreement with The Home Depot, Inc. The preliminary proxy statement is furnished as Exhibit 99.2 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits

Exhibit 99.1        Press Release, dated January 30, 2006.

Exhibit 99.2        Preliminary Proxy Statement, dated January 27, 2006.*


* Incorporated by reference to the Company's filing on Schedule 14A dated January 27, 2006.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 30, 2006
                                   HUGHES SUPPLY, INC.

                                   By: /s/ John Z. Pare
                                       ----------------------------------------
                                       John Z. Pare
                                       Senior Vice President, General Counsel
                                       and Secretary

                                  EXHIBIT INDEX



 Exhibit No.                              Description
 -----------                              -----------

Exhibit 99.1        Press Release, dated January 30, 2006.

Exhibit 99.2        Preliminary Proxy Statement, dated January 27, 2006.*



 * Incorporated by reference to the Company's filing on Schedule 14A dated January 27, 2006.